UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to
Section 12(b) of the Exchange Act

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 24, 2020, ReWalk Robotics Ltd. (“ReWalk” or the “Company”) received a notification letter (the “Bid Price Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company did not satisfy the requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a) (“Rule 5550(a)”) to maintain a minimum bid price of $1 per share. The Company became deficient with Rule 5550(a) as of March 24, 2020 as its closing bid price was less than $1 per share for 30 consecutive business days. As in the past, the Bid Price Letter is a notice of deficiency, not delisting, and does not currently affect the listing or trading of ReWalk ordinary shares on The Nasdaq Capital Market.

The Company has 180 days, or until September 21, 2020, to comply with Rule 5550(a) by maintaining a closing bid price of at least $1 per share for 10 consecutive business days. Additionally, the Company may be eligible for a second 180-day period to satisfy Rule 5550(a)’s minimum bid price requirement, if, as of September 21, 2020, the Company continues to have a market value of publicly held shares of at least $1 million and meets all other initial listing standards of The Nasdaq Capital Market (with the exception of the bid price requirement). The Company intends to monitor closely the closing bid price of its ordinary shares and to consider plans for regaining compliance with Rule 5550(a). While the Company plans to review all available options, there can be no assurance that it will be able to regain compliance with the applicable rules.

If the Company does not regain compliance with Rule 5550(a) during the applicable cure period, Nasdaq will notify the Company that its ordinary shares are subject to delisting. The Company would then be permitted to appeal any delisting determination to a Nasdaq Hearings Panel. The Company’s ordinary shares would remain listed on The Nasdaq Capital Market pending the panel’s decision after the hearing. For more information regarding the consequences of a potential delisting, see “Part II, Item 1A. Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2020.

Forward-Looking Statements

In addition to historical information, this report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding ReWalk’s future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: ReWalk’s management’s conclusion, and its independent registered public accounting firm’s statement in its opinion relating to its consolidated financial statements for the fiscal year ended December 31, 2019, that there is a substantial doubt as to the Company’s ability to continue as a going concern; public health threats or outbreaks of communicable diseases, such as COVID-19, could have an adverse effect on ReWalk’s operations and financial results; ReWalk’s ability to have sufficient funds to meet certain future capital requirements, which could impair the Company’s efforts to develop and commercialize existing and new products; ReWalk’s ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market and the risk that its ordinary shares will be delisted if it cannot do so; ReWalk’s ability to establish a pathway to commercialize its products in China; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets and expand to new markets; ReWalk’s ability to obtain certain components of its products from third-party suppliers and its continued access to its product manufacturers; ReWalk’s ability to repay its secured indebtedness; ReWalk’s ability to improve its products and develop new products; the outcome of ongoing shareholder class action litigation relating to its initial public offering; ReWalk’s compliance with medical device reporting regulations to report adverse events involving the Company’s products, which could result in voluntary corrective actions or enforcement actions such as mandatory recalls, and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to its mandatory 522 postmarket surveillance study; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of the Company’s IT systems significantly disrupting its business operations; the impact of substantial sales of the Company’s shares by certain shareholders on the market price of the Company’s ordinary shares; ReWalk’s ability to use effectively the proceeds of its offerings of securities; the risk of substantial dilution resulting from the periodic issuances of ReWalk’s ordinary shares; the impact of the market price of the Company’s ordinary shares on the determination of whether it is a passive foreign investment company; and other factors discussed under the heading “Risk Factors” in ReWalk’s annual report on Form 10-K for the year ended December 31, 2019 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this report speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name: Title:	Ori Gon Chief Financial Officer

Dated: March 27, 2020